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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934



  Date of Report (Date of earliest event reported): May 19, 2003 (May 1, 2003)

                             XETA Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

         Oklahoma                             0-16231             73-1130045
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(State or other jurisdiction                (Commission         (IRS Employer
of Incorporation)                           File Number)     Identification No.)


1814 West Tacoma, Broken Arrow, Oklahoma                           74012
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: 918-664-8200
                                                    ----------------------------

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             (Former name or address, if changed since last report.)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)      Exhibits.

             99.1     Press release dated May 19, 2003.

Item 9.  Regulation FD Disclosure.

         Effective as of May 1, 2003, XETA Technologies, Inc. (the "Company") and its lenders, Bank One, Oklahoma, N.A., and U.S. Bank National Association (the "Lenders"), and Bank One, Oklahoma, N.A., as Agent, entered into an amendment of the Company's Amended and Restated Credit Agreement dated as of October 31, 2001, as subsequently amended, pursuant to which the Lenders and the Agent agreed to (i) extend the availability of the Revolving Credit Facility and the maturity of the Revolving Loans from May 1, 2003 until December 31, 2003,
(ii) extend the maturity of the Term Loan Facilities from November 30, 2003 until December 31, 2003, and extend the maturity of the R/E Term Loan Facilities from November 30, 2003 until December 31, 2003, (iii) amend and restate the Revolving Credit Facilities so as to increase the facilities' cumulative amount from $2,000,000.00 to $7,500,000.00, (iv) reduce the Term Loan Facilities by a cumulative amount of $6,500,000.00 after the Company reduced its obligations under these facilities by applying $2.5 million from the Revolving Loans and $4 million from existing cash reserves, (v) modify the term "Eligible Accounts" for the Borrowing Base to include within "Accrued Accounts Receivable" all Inventory shipped to the Company's customer(s) that are legally billable but not yet billed, (vi) modify the Borrowing Base by including the Service Inventory located at the Company's Tulsa Warehouse, (vii) modify the Borrowing Base Calculation by eliminating eligible funding based on the then current outstanding principal balance of the unsecured term loan and (vii) waive certain Defaults arising by virtue of the Company's failure to comply with the fixed charge coverage financial covenant set forth in the Credit Agreement through and until December 31, 2003 in return for maintaining a quarterly Consolidated EBITDA of a minimum of $700,000.00.

         On May 19, 2003, the Company issued a press release announcing the restructuring of its debt and reporting that as a result thereof, the Company's total debt has been reduced by 25%. A copy of the press release is attached hereto as Exhibit 99.1.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     XETA Technologies, Inc.
                                     (Registrant)


Dated:   May 19, 2003                By: /s/ ROBERT B. WAGNER
                                         ---------------------------------------
                                         Robert B. Wagner
                                         CFO and Vice President of Finance



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                                  EXHIBIT INDEX


 SEC No.          Description                                                         Page
 -------          -----------                                                         ----
      (1)         Underwriting Agreement - None.

      (2) Plan of acquisition, reorganization, arrangement, liquidation or succession - N/A.

      (4) Instruments defining rights of security holders, including indentures - previously filed as Exhibits 3.1, 3.2 and 3.3 to the registrant's Registration Statement on Form S-1,
                  Registration No. 33-7841.

     (16)         Letter on change in certifying accountant - N/A.

     (17)         Letter on director resignation - N/A.

     (20)         Other documents or statements to security holders - None.

     (23)         Consents of experts and counsel - N/A

     (24)         Power of attorney - None.

     (99)         Additional exhibits

                  99.1     Press Release dated May 19, 2003


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